SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 1999

                            -------------------------


                          HOLLYWOOD PARTNERS.COM, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                            000-24755                         33-0379106
- ------------------                 -------------------                 ----------------
 (State or Other                  (Commission File No.)                (I.R.S. Employer
 Jurisdiction of                                                      Identification No.)
 Incorporation)


1800 Avenue of the Stars, Suite 480, Los Angeles, California           90067
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (310) 552-0555

                           --------------------------

                          GUIDELINE CAPITAL CORPORATION
                              6 Venture, Suite 207
                            Irvine, California 92618
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.  Change in Control of Registrant.

     Effective September 13, 1999, pursuant to a Share Exchange and Reorganization Agreement, a copy of which is attached to this Report as Exhibit 2.0, Hollywood Partners.com, Inc., a Delaware corporation ("Holding Company") acquired all of the issued and outstanding shares of Hollywood Partners, Inc., a California corporation ("Operating Company"). In consideration of the shares of Operating Company, Holding Company issued an aggregate of 5,000,000 shares of its common stock to Vitafort International Corporation, a publicly traded Delaware corporation ("Vitafort"). Operating Company is now a wholly owned subsidiary of Holding Company and Vitafort is the majority stockholder of Holding Company, holding 62.5% of Holding Company's issued and outstanding common stock.

     In connection with the transaction, the Holding Company also changed its name to "Hollywood Partners.com, Inc."

     Immediately prior to the closing date of the transaction, there were 500,000 shares of Holding Company's common stock issued and outstanding. As part of the terms of agreement between Holding Company, Vitafort and Operating Company, Holding Company undertook a 6 to 1 forward split of its issued and outstanding common stock, so that at the time of closing and prior to issuance of the 5,000,000 shares to Vitafort there were 3,000,000 shares of common stock issued and outstanding. Concurrent with the closing, Holding Company filed a Restated and Amended Certificate of Incorporation with the Delaware Secretary of State effecting the stock split as well as:

o an increase in its authorized capitalization to 50,000,000 shares of common stock, par value $.001; an authorization, for the first time, of 5,000,000 shares of blank check preferred stock, par value $.001; and

o    authorizing  a  classified   board  of  directors   for  Holding   Company.

     Upon consummation of the transaction, the Holding Company's current officers and directors resigned and were replaced by Directors and Officers selected by Operating Company's management (see "Directors and Executive Officers and Related Transactions").

     Consummation of the transaction resulted in a change of control.

     Management

     Pursuant to the terms of the reorganization agreement, Adam Stull, Libby Stull and George Unwin resigned their respective positions in Holding Company and the following persons were appointed as new officers and directors of Holding Company:

       Name                                      Office
     Mark Beychok..............................  Chairman of the Board, Director
     Lee Lambert...............................  Chief Executive Officer, President, Secretary, Treasurer, Director
     John Coppolino............................  Director
     Eugene Scher..............................  Director

     Principal Stockholders

     The following table sets forth as of the date immediately prior to the closing of the transaction certain information with respect to all those known by Holding Company to be record or beneficial owners of more than 5% of its outstanding common stock, each director and all directors and officers as a group. The addresses of all named persons is 6 Venture, Suite 207, Irvine, California 92618.

          Name and Position                             No. of Shares Owned       Percentage Ownership
          -----------------                            ---------------------      --------------------
         Adam Stull
            President, Director...........................    125,000                   25%
         Libby Stull
            Secretary, Director...........................    100,000                   20%
         George Unwin
            Director......................................    100,000                   20%
         All Officers and Directors
             as a Group (3 persons).......................    325,000                   65%

     The following table sets forth as of the date of this Current Report, certain information with respect to all those known by Holding Company who, upon consummation of the transaction, are the record or beneficial owners of more than 5% of Holding Company's outstanding common stock, each newly-appointed director and executive officer and all newly-appointed directors and executive officers as a group. The table includes the percentage of voting securities of Holding Company now beneficially owned directly or indirectly by the entity that acquired control. The address of all persons named in the table is 1800 Avenue of the Stars, Suite 480, Los Angeles, California 90067. Only percentages greater than one percent are indicated in the table.

          Name and Position                             No. of Shares Owned       Percentage Ownership
          ------------------                           --------------------       --------------------

           Mark Beychok
             Chairman, Director.......................          -0-                        *
           Lee Lambert
             Chief Executive Officer,
             President, Secretary
             Treasurer, Director......................          -0-                        *
           John Coppolino
             Director.................................          -0-                        *
           Eugene Scher
             Director.................................          -0-                        *
           All directors and officers
             as a group (4 persons)...................          -0-                        *
           Vitafort International Corporation.........       5,000,000                   62.5%

Item 2.  Acquisition and Disposition of Assets.

     Effective September 13, 1999, Holding Company acquired all of the issued and outstanding securities of Operating Company, consisting of 100,000 shares of common stock, par value $.01 per share. The nature and amount of consideration given in connection with the acquisition was the issuance of 5,000,000 shares of common stock of Holding Company to Vitafort, the former owner of Operating Company. The consideration given and received was determined by arms-length negotiations between the principals of Holding Company and the principals of
Vitafort. No material relationship existed or presently exists between management of the companies. Immediately prior to the effectiveness of the acquisition, Holding Company undertook a "forward split" of its common stock, whereby six shares of common stock were issued in exchange for each one share of common stock outstanding prior to the split. Therefore, immediately prior to closing, there were 3,000,000 shares of Holding Company outstanding. There are now 8,000,000 shares of Holding Company's common stock outstanding.

     The Holding Company is implementing a strategy to create an online sweepstakes, direct marketing and promotions capabilities to leverage the Holding Company's current relationships in both the food and entertainment industries. This strategy will co-brand Hollywood Partners.com sweepstakes and services with other companies and their products or services, and offer opportunities for the Holding Company to promote its own products.

     The Holding Company Web site, launching at the end of September, will feature sweepstakes and promotions that consumers may enter to win prizes such as vacations, gift certificates and other goods and services. In addition, the Holding Company will continue to develop and market licensed snack foods, utilizing these products to promote sweepstakes opportunities on the Holding Company's Web site.

Item 5.  Other Events.

     On September 13, 1999, the shareholders of the Registrant and Hollywood Partners, Inc., approved the terms of the Share Exchange Agreement and Plan of Reorganization between the two entities. As a result of the merger, the Registrant changed its name from Guideline Capital Corporation to Hollywood Partners.com, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The financial statements of Hollywood Partners, Inc., a California corporation for the years ended December 31, 1998 and 1997 and for the six months ended June 30, 1999 and 1998 (unaudited) are attached to this Current Report as Exhibit 99.1.

     (b)  Pro Forma Financial Information.

     Certain pro forma financial information relating to Hollywood Partners.com, Inc., a Delaware corporation and giving effect to the transactions described in this Current Report are attached to this Current Report as Exhibit 99.2.

     (c)   Exhibits.

     The following exhibits are filed as part of this Current Report:

     Number            Description

     2.0            Share Exchange Agreement and Plan of  Reorganization
     3.0            Restated and Amended Certificate of Incorporation
    99.1            Audited  Financial  Statement  of  Hollywood
                    Partners, Inc., a California corporation for
                    twelve  month  periods  ending  December 31,
                    1998  and  1997  and   unaudited   financial
                    statements for six month periods ending June
                    30, 1999 and 1998
    99.2            Pro Forma Financial Information

Item 8.    Change in Fiscal Year.

     The Registrant has changed its fiscal year from June 30th to December 31st.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOLLYWOOD PARTNERS.COM, INC.


                              By:  /s/  Lee M. Lambert
                                 -----------------------------
                                  Lee Lambert,
                                  President and Chief Executive Officer


Dated:  September 28, 1999

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Current Report:

         Number            Description

             2.0           Share Exchange Agreement and Plan of  Reorganization
             3.0           Restated and Amended Certificate of Incorporation
            99.1 Audited Financial Statement of Hollywood Partners, Inc., a California corporation for twelve month periods ending December 31, 1998 and 1997 and unaudited financial statements for six month periods ending June 30, 1999 and 1998
            99.2           Pro Forma Financial Information

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